UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2004

                               Azonic Corporation
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                              -------------------
                 (State or other jurisdiction of incorporation)


      0000-28315                                              84-1517404
---------------------------                              -------------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

 7 Dey Street, Suite 900, New York, NY                          10007
 ---------------------------------------                        -----
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document: 9


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................2

SECTION 3.   SECURITIES AND TRADING MARKETS....................................2

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
             STATEMENTS........................................................3

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................3

SECTION 6.   [RESERVED]........................................................6

SECTION 7.   REGULATION FD.....................................................6

SECTION 8.   OTHER EVENTS......................................................6

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................6

SIGNATURES.....................................................................7

Explanatory Note Regarding Amendment to 8-K

         This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Registrant's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These statements are based upon the current beliefs and expectations of the Registrant's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant's control).

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement.

         The Registrant announces that it has entered into separate Management Services Agreements with Wireless Age Communications, Inc. (WLSA: OTCBB) and Simmonds Mercantile and Management Inc., pursuant to which the Registrant will obtain the services of the officers identified under Item 5.02(c) of this Form 8-K. Under the terms of the Management Services Agreements, the Registrant will be obligated to pay an aggregate annual management services fee of $480,000. The term of both Management Services Agreements is 2 years. Copies of the Management Services Agreements are attached as Exhibits 10.1 and 10.2 hereto and are incorporated by reference. Each of the Management Services Agreements is dated as of October 1, 2004 and became effective as of October 12, 2004 with the closing of the Registrant's acquisition of certain assets held by the Filippo Guani Revocable Trust disclosed under Item 2.01 of this Form 8-K. Wireless Age Communications, Inc. owns 4,460,000 shares of the Registrant's common stock. Mr. John G. Simmonds, the Chairman, CEO and a stockholder of Wireless Age Communications, Inc., is the CEO, and will become a director, of the Registrant and is a stockholder of Simmonds Mercantile and Management, Inc. Mr. Gary Hokkanen and Ms. Carrie Weiler, who will become the Chief Financial Officer and Corporate Secretary, respectively, of the Registrant, serve in the same capacities with Wireless Age Communications, Inc., and are stockholders of Simmonds Mercantile and Management, Inc.

         In connection with the election of Mr. David Smardon to the Registrant's Board of Directors, the Registrant entered into a Consulting Agreement with Mr. Smardon, pursuant to which the Registrant will obtain financial, operational and strategic planning services from Mr. Smardon. Under the terms of the Strategic Consulting Agreement, the Registrant will be obligated to pay annual consulting fees of $36,000. The term of the Strategic Consulting Agreements is 2 years. A copy of the Strategic Consulting Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference. The Consulting Agreement is dated as of October 1, 2004. Mr. Smardon's term as a director of the Registrant will commence after the Registrant completes certain regulatory filings required under the Securities Exchange Act of 1934, as amended, and mails notice of his election to its shareholders. Mr. Smardon is the CEO and Managing General Partner of Nibiru Capital Management Limited, which owns 4,460,000 shares of the Registrant's common stock.

Item 1.02 Termination of a Material Definitive Agreement.

         Not Applicable.


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


Item 1.03 Bankruptcy or Receivership.

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

         The Registrant announces that on October 12, 2004 it closed its August 26, 2004 agreement with Filippo Guani Revocable Trust (the "Trust") relating to the purchase of certain assets consisting of intellectual property, licenses for FCC, and software, tools and molds, phone and battery inventory, owned by the Trust. In connection with the closing, Azonic issued 3,000,000 shares of its common stock to the Trust. In addition, if, on or before June 1, 2005, Azonic receives the assets that it did not receive at the closing, free and clear of any encumbrances, it will issue an additional 1,500,000 shares of its common stock to the Trust. The Trust will also be entitled to receive an earn out payment of up to $3 million based on Azonic's future operating profits. Pursuant to the terms of the agreement, the Trust has the right to designate one member of the Registrant's Board of Directors.

         A copy of a press release dated October 13, 2004 announcing the completion of the acquisition is attached as Exhibit 99.1 and incorporated herein by reference.

Item 2.02 Results Of Operations And Financial Condition.

         Not Applicable.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

         Not Applicable.


Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not Applicable.


Item 2.05 Costs Associated With Exit or Disposal Activities.

         Not Applicable.


Item 2.06 Material Impairments.

         Not Applicable.

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

SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

         Not Applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On August 25, 2004, Mr. Karl Nelson voluntarily resigned as a director of the Registrant to pursue other business interests. At the time of his resignation, Mr. Nelson had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. On October 12, 2004, Mr. Gregory H. Laborde, the Registrant's CEO, principal executive officer and principal financial officer voluntarily resigned as an officer of the Registrant. At the time of his resignation, Mr. Laborde had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. Mr. Laborde will remain a director of the Registrant. Mr. Laborde is the controlling shareholder of Infinity Capital Group, Inc., which owns 4,460,000 shares of the Registrant's common stock.

New Directors.

         Pursuant to a written action in lieu of a meeting by a majority of the Registrant's shareholders dated as of October 14, 2004, the following individuals were elected to serve as directors of the Registrant, to be effective after the Registrant completes certain regulatory filings required under the Securities Exchange Act of 1934, as amended, and mails notice of the elections to its shareholders.

David Smardon (Chairman of the Board)

         Dave Smardon, 50, is a seasoned executive with a background in establishing, growing, and financing technology-based companies. Mr. Smardon is currently CEO and Managing Partner of Nibiru Capital Management Limited, which owns 4,460,000 shares of the Registrant's common stock.

         Since 1991, Mr. Smardon has been involved in several turnarounds and re-financings of Canadian technology companies where he has raised additional capital and assisted in operational restructuring. In 1997, he was chosen to spearhead the establishment of a government sponsored Internet portal called Innovator's Alliance. As interim CEO, Mr. Smardon attracted over $2 million in corporate sponsors for the non-profit organization and helped recruit a membership base of 125 CEOs before turning the reigns over to a full-time Managing Director.

         Through the 1990s, Mr. Smardon established and expanded the Nibiru group of companies including Nibiru Tactical Corporation, Nibiru Investments and Nibiru Capital Management Limited. These entities provide investment capital and hands-on operational management to high growth technology companies. In addition they provide advisory, due diligence and investment syndication services to the institutional investment communities.

         In 1993, he orchestrated the creation and became CEO of Commcorp Technologies Inc., a private spin-off company, providing technology outsourcing, servicing the financial and banking communities. After building a profitable enterprise with over $9 million in annual revenues, the company was sold to a strategic customer.

         From 1986 through 1990 Mr. Smardon headed up the Canadian arm of Apple Computer's venture capital group, as Vice President, Strategic Investments, where he invested in 35 Canadian companies, including some of Canada's premier technology start-ups.

         In 1984, Mr. Smardon began a career as an entrepreneur establishing and becoming President of Learning Connections, an educational software company. He built the company to $7 million in annual revenues before selling it to a strategic corporate partner.

         Mr.  Smardon has been an active member of the  following  associations:
Canadian Advanced Technology Alliance, Turnaround Management Association, the Toronto Venture Group, Golden Horseshoe Venture Forum and Canadian Venture Capital Association. Mr. Smardon was integral in the establishment and management of the Renaissance Community Investments Program, a not-for-profit investment agency. Mr. Smardon currently sits on the boards of a number of private technology companies including Companion Technologies, Objective Edge Inc., Astrokeys Inc., Nibiru Capital Management Ltd., Nibiru Tactical Corp. and Nibiru Investments Inc. Mr. Smardon graduated from the University of Toronto, in 1976 with a Bachelor of Arts degree in Economics.

John G. Simmonds

         Mr. Simmonds, 54, has 35 years of experience in the communications sector. He has extensive experience in building teams, operating systems, and distribution networks. Mr. Simmonds has particular experience with developing distribution networks for Midland(TM)LMR products worldwide, an asset now owned by Wireless Age Communications, Inc. (WLSA: OTCBB), through its wholly owned subsidiary, Prime Wireless Corporation. Mr. Simmonds was integral in developing the Midland(TM) brand worldwide following an initial product launch in Canada during the late 1970's through his family business A.C Simmonds & Sons Ltd. and later followed by the successful acquisition of Midland International Corporation from Western Auto, a subsidiary of Sears in 1993.

         Mr. Simmonds has, since March 2003, been the Chief Executive Officer and a Director of Wireless Age Communications, Inc., which owns 4,460,000 shares of the Registrant's common stock and which has entered into a strategic partnership with Azonic Corporation that will provide Azonic Corporation with, among other things, marketing, distribution and management assistance. In addition, since 1998, Mr. Simmonds has served as the CEO and a Director of TrackPower, Inc. (TPWR: OTCBB), a development company involved in horse race track ownership opportunities. Mr. Simmonds served as Chief Executive Officer, Chairman and Director of Phantom Fiber Corporation (OTCBB: PHMF), formerly Pivotal Self-Service Technologies, Inc., from 1999 until June of 2004 and as the CEO of the company from February 2002 until July 2004. In the communications and wireless businesses, Mr. Simmonds served as the CEO of INTEK Global Corporation, formerly Intek Diversified Corp. (IDCC.OTCBB), from 1994 to 1996 and as a director until 1998; he served as CEO of Midland USA/Canada, from 1993 to 1996; and he served as a director of Glenayre Electronics, Inc. (GLN.TO), from 1988. In 1991, Mr. Simmonds founded Simmonds Capital Limited (formerly Simmonds Communications Limited) a merchant banking company with an active role in strategic investments. Simmonds Capital was a Toronto Stock Exchange listed company (SMM:TO). In 1989, Mr. Simmonds purchased the first of many golf courses, Cherry Downs, a private 18-hole golf course located just north of Toronto, Canada. Cherry Downs later became part of Clublink Corporation (LNK:TO) and today is the largest golf course operation in Canada.

Ralph V. (Terry) Hadley, III, Esq.

         Mr. Hadley, 62, is currently and has been the Managing Partner of Swan & Hadley, P.A., a law firm based in Winter Park, Florida, since prior to 1994. Mr. Hadley is the nominee of the Filippo Guani Revocable Trust, which is entitled to nominate one member of the Registrant's Board of Directors pursuant to an Asset Sale Agreement with the Registrant dated August 26, 2004. The Trust currently owns 3.000,000 shares of the Registrant's common stock and is eligible to receive up to an additional 1,500,000 shares of the Registrant's common stock and an earn out payment of up to $3,000,000 as disclosed under Item 2.01 of this From 8-K. Mr. Hadley received his Bachelor of Science degree from the University of Florida in 1965 and his law degree from the University of Florida College of Law in 1968.

         In connection with the other matters disclosed on this Form 8-K, effective October 12, 2004, the following individuals assumed responsibility for the Registrant's executive management:

John G. Simmonds: Chief Executive Officer

         (See above for biographical information)

Gary Hokkanen: Chief Financial Officer

         Mr. Hokkanen, 48, is an executive level financial manager with over 6 years experience in public company financial management. Mr. Hokkanen has, since May 2003, been the Chief Financial Officer of Wireless Age Communications, Inc., which owns 4,460,000 shares of the Registrant's common stock and which has entered into a strategic partnership with Azonic Corporation that will provide Azonic Corporation with, among other things, marketing, distribution and management assistance. From January 2001 to April 2003 Mr. Hokkanen was CFO of IRMG Inc., a Toronto based financial management consulting firm. Mr. Hokkanen served as CFO of Simmonds Capital Limited from July 1998 to January 2001 and served as CFO of TrackPower Inc. (TPWR: OTCBB), a development company involved in horse race track ownership opportunities, from February 1998 to June 2001. For the period April 1996 to July 1998, Mr. Hokkanen served as Treasurer of Simmonds Capital Limited. Mr. Hokkanen holds a Bachelor of Arts degree from the University of Toronto and is a CMA (Certified Management Accountant) and a member of the Society of Management Accountants, Ontario.

Jim Hardy: Chief Operating Officer

         Mr. Hardy, 49, has more than 25 years of experience in both technical and business development. He has served since May 2004 as Chief Operating Officer of Wireless Age Communications, Inc., which owns 4,460,000 shares of the Registrant's common stock and which has entered into a strategic partnership with Azonic Corporation that will provide Azonic Corporation with, among other things, marketing, distribution and management assistance. From 1999-2000, he served as the President and COO of Iceberg Media Inc. (TSX Venture Exchange symbol: YIC), where he implemented a fully integrated internet broadcast facility. In 1991, Mr. Hardy founded HTI Inc., which is a professional services consulting firm involved in the high tech industry. In 1987, he joined Oracle Corporation Canada Inc. as Corporate Consultant and later became Vice-President responsible for Oracle Canada's Consulting Division until 1991. In 1984, he co-founded Nexus Computer Consultants, a systems consulting firm, and served as President and CEO.

David MacKinnon: Chief Technology Officer.

         Mr. MacKinnon, 54, has more than 30 years of experience in wireless communications systems, business development and management. Mr. MacKinnon has, since May of 2004, been the Chief Technology Officer of Wireless Age Communications, Inc., which owns 4,460,000 shares of the Registrant's common stock and which has entered into a strategic partnership with Azonic Corporation that will provide Azonic Corporation with, among other things, marketing, distribution and management assistance. From 1995 until May of 2004, Mr. MacKinnon was employed as the Chairman of Selmah House, Ltd., a private company involved in the business of technology consulting, financial services and investments. From 1980 until 1995, Mr. MacKinnon was employed with SNC-Lavalin (TSX: SNC), an engineering consulting company, where he last held the position of Senior Vice President. At SNC-Lavalin, Mr. MacKinnon was involved in remote sensing in particular the real-time collection of oceanographic, metrological and sea ice information ice in both the Beaufort Sea and the North Atlantic. Mr. MacKinnon is a 1971 graduate of St. Mary's University in Halifax, Nova Scotia. He also attended Dalhousie University in Halifax, Nova Scotia, for two years.

Carrie Weiler: Corporate Secretary

         Ms. Weiler, 45, provides Corporate Secretarial services to the Simmonds group of companies, which she joined in 1979. She has, since 1994, also served as Vice President of Corporate Development for Simmonds group of companies. In addition, since May 2003, Ms. Weiler has served as the Corporate Secretary of Wireless Age Communications, Inc., which owns 4,460,000 shares of the Registrant's common stock and which has entered into a strategic partnership with Azonic Corporation that will provide Azonic Corporation with, among other things, marketing, distribution and management assistance.

         Mr. Simmonds, Mr. Hokkanen and Ms. Weiler provide services to the Registrant pursuant to a Management Services Agreement, by and between the Registrant and Simmonds Mercantile and Management Inc., dated as of October 1, 2004, described in Item 1.01 of this Form 8-K. Mr. Hardy and Mr. MacKinnon provide services to the Registrant pursuant to a Management Services Agreement, by and between the Registrant and Wireless Age Communications, Inc. dated as of October 1, 2004, described in Item 1.01 of this Form 8-K. All of the above-named officers are also officers (in the same respective capacities) of Wireless Age Communications, Inc. (OTCBB:WLSA), with which the Registrant has entered into a strategic alliance to develop and market a disposable cellular phone.

         A copy of the press release dated October 14, 2004 announcing the matters disclosed under this Item 5.02 is attached as Exhibit 99.2 and incorporated herein by reference.

SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

Item 8.01 Other Events.

Strategic Alliance with Wireless Age Communications, Inc.

         On August 30, 2004, the Registrant issued a press release announcing that it has entered into a strategic partnership with Wireless Age Communications, Inc. (OTCBB: WLSA), to develop and market a disposable cellular phone. A copy of the press release is attached as Exhibit 99.3 and incorporated herein by reference.

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


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Exhibit 10.1: Management Services Agreement by and between the Registrant and Wireless Age Communications, Inc.

                  Exhibit 10.2: Management Services Agreement by and between the Registrant and Simmonds Mercantile and Management Inc.

                  Exhibit  10.3:   Consulting   Agreement  by  and  between  the
                  Registrant and David Smardon

                  Exhibit 99.1: Press Release Dated October 13, 2004 Regarding Closing of the Asset Sale Agreement.

                  Exhibit 99.2: Press Release Dated October 14, 2004 Regarding Appointment of Officers and Directors.

                  Exhibit 99.3: Press Release Dated August 30, 2004 regarding Registrant entering into a strategic partnership with Wireless Age Communications, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               AZONIC CORPORATION
                           --------------------------
                                  (Registrant)

Date:  October 15, 2004

                              /s/John G. Simmonds
                              ----------------------
                              John G. Simmonds, CEO



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